Income Taxes	12 Months Ended
Dec. 31, 2019
Disclosure Of Income Tax Expense Continuing Operations [Abstract]
Income Taxes

12. INCOME TAXES

The provision for income taxes is:

For the years ended December 31,	2019	2018	2017
Current Tax
Canada	14	(128)	(217)
United States	3	2	(38)
Total Current Tax Expense (Recovery)	17	(126)	(255)
Deferred Tax Expense (Recovery)	(814)	(884)	203
Tax Expense (Recovery) From Continuing Operations	(797)	(1,010)	(52)

For the year ended December 31, 2019, a current tax expense was recorded compared with a recovery in 2018 and 2017 due to the carry back of losses to recover tax paid in previous years. The maximum recovery was reached in 2018.

In 2019, the Government of Alberta enacted a reduction in the provincial corporate tax rate from 12 percent to eight percent over four years. As a result, the Company recorded a deferred income tax recovery of $671 million for the year ended December 31, 2019. In addition, the Company has recorded a deferred income tax recovery of $387 million due to an internal restructuring of the Company’s U.S. operations resulting in a step-up in the tax basis of the Company’s refining assets.

In 2018, the Company recorded a deferred tax recovery related to current period losses, including the write-down of the Deep Basin E&E assets and a $78 million recovery arising from an adjustment to the tax basis of the Company’s refining assets. The increase in tax basis was a result of the Company’s partner recognizing a taxable gain on its interest in WRB, which due to an election filed with the U.S. tax authorities, was added to the tax basis of WRB’s assets. A deferred tax expense was recorded in 2017 due to the revaluation gain of our pre-existing interest in connection with the Acquisition, net of a reduction of the U.S. federal corporate income tax rate from 35 percent to 21 percent reducing the Company’s deferred income tax liability and the impact of E&E asset write-downs.

The following table reconciles income taxes calculated at the Canadian statutory rate with the recorded income taxes:

For the years ended December 31,	2019	2018	2017
Earnings (Loss) From Continuing Operations Before Income Tax	1,397	(3,926)	2,216
Canadian Statutory Rate	26.5%	27.0%	27.0%
Expected Income Tax Expense (Recovery) From Continuing Operations	370	(1,060)	598
Effect on Taxes Resulting From:
Foreign Tax Rate Differential	(52)	(57)	(17)
Non-Taxable Capital (Gains) Losses	(38)	89	(148)
Non-Recognition of Capital (Gains) Losses	(39)	87	(118)
Adjustments Arising From Prior Year Tax Filings	4	3	(41)
Recognition of Previously Unrecognized Capital Losses	-	-	(68)
Recognition of U.S. Tax Basis	(387)	(78)	-
Change in Statutory Rates	(671)	-	(275)
Non-Deductible Expenses	-	3	(5)
Other	16	3	22
Total Tax Expense (Recovery) From Continuing Operations	(797)	(1,010)	(52)
Effective Tax Rate	(57.1)%	25.7%	(2.3)%

The analysis of deferred income tax liabilities and deferred income tax assets is as follows:

For the years ended December 31,	2019	2018
Deferred Income Tax Liabilities
Deferred Income Tax Liabilities to be Settled Within 12 Months	3	47
Deferred Income Tax Liabilities to be Settled After More Than 12 Months	4,540	5,498
	4,543	5,545
Deferred Income Tax Assets
Deferred Income Tax Assets to be Recovered Within 12 Months	(113)	(57)
Deferred Income Tax Assets to be Recovered After More Than 12 Months	(398)	(627)
	(511)	(684)
Net Deferred Income Tax Liability	4,032	4,861

The deferred income tax assets and liabilities to be settled within 12 months represents Management’s estimate of the timing of the reversal of temporary differences and may not correlate to the current income tax expense of the subsequent year.

The movement in deferred income tax liabilities and assets, without taking into consideration the offsetting of balances within the same tax jurisdiction, is:

Deferred Income Tax Liabilities	PP&E	Timing of Partnership Items	Risk Management	Other	Total
As at December 31, 2017	6,232	164	17	2	6,415
Charged (Credited) to Earnings	(836)	(164)	27	49	(924)
Charged (Credited) to OCI	54	-	-	-	54
As at December 31, 2018	5,450	-	44	51	5,545
Charged (Credited) to Earnings	(927)	-	(43)	(7)	(977)
Charged (Credited) to OCI	(25)	-	-	-	(25)
As at December 31, 2019	4,498	-	1	44	4,543

Deferred Income Tax Assets	Unused Tax Losses	Timing of Partnership Items	Risk Management	Other	Total
As at December 31, 2017	(191)	-	(283)	(328)	(802)
Charged (Credited) to Earnings	(159)	-	282	8	131
Charged (Credited) to OCI	(7)	-	-	(6)	(13)
As at December 31, 2018	(357)	-	(1)	(326)	(684)
Charged (Credited) to Earnings	129	-	-	34	163
Charged (Credited) to OCI	3	-	-	7	10
As at December 31, 2019	(225)	-	(1)	(285)	(511)

Net Deferred Income Tax Liabilities	Total
Net Deferred Income Tax Liabilities as at December 31, 2017	5,613
Charged (Credited) to Earnings	(793)
Charged (Credited) to OCI	41
Net Deferred Income Tax Liabilities as at December 31, 2018	4,861
Charged (Credited) to Earnings	(814)
Charged (Credited) to OCI	(15)
Net Deferred Income Tax Liabilities as at December 31, 2019	4,032

No deferred tax liability has been recognized as at December 31, 2019 and 2018 on temporary differences associated with investments in subsidiaries and joint arrangements where the Company can control the timing of the reversal of the temporary difference and the reversal is not probable in the foreseeable future.

The approximate amounts of tax pools available, including tax losses, are:

As at December 31,	2019	2018
Canada	6,113	7,935
United States	2,648	1,391
	8,761	9,326

As at December 31, 2019, the above tax pools included $696 million (2018 – $1,375 million) of Canadian federal non-capital losses and $188 million (2018 – $nil ) of U.S. federal net operating losses. These losses expire no earlier than 2033.

Also included in the December 31, 2019 tax pools are Canadian net capital losses totaling $188 million (2018 –$8 million), which are available for carry forward to reduce future capital gains. Net capital losses totaling $100 million have been recognized as a deferred income tax asset as at December 31, 2019 based on past and future capital gains. The Company has not recognized $262 million (2018 – $661 million) of net capital losses associated with unrealized foreign exchange losses on its U.S. denominated debt.